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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               ------------------


       Date of Report (Date of earliest event reported) DECEMBER 29, 2005

                               INFOCROSSING, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                 0-20824              13-3252333
    (State or other jurisdiction    (Commission            (IRS Employer
          Of incorporation)         File Number)         Identification No.)



      2 CHRISTIE HEIGHTS STREET LEONIA, NEW JERSEY               07605
        (Address of principal executive offices)               (Zip Code)

                                 (201) 840-4700
              (Registrant's telephone number, including area code.)


                                       N/A
         (Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))




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SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This report may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including, but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of Infocrossing, Inc.'s products and services in the marketplace; competitive factors; closing contracts with new customers and renewing contracts with existing customers on favorable terms; expanding services to existing customers; new products; technological changes; Infocrossing, Inc.'s dependence upon third-party suppliers; intellectual property rights; difficulties with the identification, completion, and integration of acquisitions, including the integration of Infocrossing Healthcare Services, Inc., f/k/a Verizon Information Technologies Inc., and (i)Structure, LLC; and other risks. For any of these factors, Infocrossing, Inc. claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

HTML1DocumentEncodingutf-8On November 30, 2005, Infocrossing entered into an agreement of sale and leaseback (the "Agreement of Sale and Leaseback") with LSAC Operating Partnership, L.P., a Delaware limited partnership ("LSAC"). Pursuant to the Agreement of Sale and Leaseback, Infocrossing agreed, subject to its acquisition of (i)Structure, LLC, a Delaware limited liability company ("(i)Structure"), to cause (i)Structure to sell to and leaseback from LSAC or its designee: (1) its fee simple interest in a certain parcel of land containing a data center with approximately 88,000 rentable square feet in Omaha, Nebraska (the "Omaha Property") and (2) its leasehold interest in a certain parcel of land containing a data center with approximately 60,000 rentable square feet in Tempe, Arizona (the "Tempe Property") (the Omaha Property and the Tempe Property being jointly referred to as the "Properties"), in each case together with all other improvements located thereon. The aggregate purchase price for the Properties under the Agreement of Sale and Leaseback was $25,000,000.00. Concurrently with the closing of the sale of the Properties, LSAC agreed to lease or cause its designee to lease the Properties back to (i)Structure pursuant to leases with an initial term of 20 years (and with two 10-year renewal options). LSAC assigned its rights with respect to the Omaha Property to LSAC Omaha L.P., a Delaware limited partnership ("Omaha LP"), and leased back the Omaha Property from Omaha LP, on November 30, 2005. LSAC assigned its rights with respect to the Tempe Property to LSAC Tempe L.P., a Delaware limited partnership ("Tempe LP"), and leased back the Tempe Property from Tempe LP, on December 29, 2005. The gross proceeds from the sale of the Tempe Property of $12,150,000, and the balance of the purchase price for the Omaha Property ($1,285,000), were paid upon the closing of the sale and leaseback of the Tempe Property.

Copies of the Agreement of Sale and Leaseback and the Leases are filed as Exhibits 10.1 through Exhibit 10.3 to this report and are incorporated herein by reference. The description above of the Agreement of Sale and Leaseback and the Lease is qualified in its entirety by the complete text of the Agreement of Sale and Leaseback and the Leases.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information from Item 1.01 above is incorporated by reference into this Item 2.03.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d) EXHIBITS.

The following materials are attached as exhibits to this Current Report on Form 8-K:

EXHIBIT
NUMBER                                 DESCRIPTION
----------  --------------------------------------------------------------------

   10.1 Agreement of Sale and Leaseback, dated November 30, 2005, between Infocrossing, Inc. and LSAC Operating Partnership, L.P., incorporated by reference to Exhibit 10.4 to a Current Report on Form 8-K filed December 1, 2005.

   10.2 Lease, dated November 30, 2005, between (i)Structure, LLC and LSAC Omaha L.P., incorporated by reference to Exhibit 10.5 to a Current Report on Form 8-K filed December 1, 2005.

   10.3 Lease, dated December 29, 2005, between (i)Structure, LLC and LSAC Tempe L.P.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 4, 2006              INFOCROSSING, INC.
                                   Registrant

                                   By:  /s/ NICHOLAS J. LETIZIA
                                        ---------------------------
                                        Name: Nicholas J. Letizia
                                        Title:  SVP, General Counsel & Secretary




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                                  EXHIBIT INDEX
EXHIBIT
NUMBER                                                    DESCRIPTION
----------  --------------------------------------------------------------------

   10.2 Lease, dated December 29, 2005, between (i)Structure, LLC and LSAC Tempe L.P.

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